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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-44867) of Regis Corporation of our report dated July 28, 2000, relating to the financial statements which appears in this Form 11-K.



                                /s/ PricewaterhouseCoopers LLP



                                PRICEWATERHOUSECOOPERS LLP







Minneapolis, Minnesota

September 27, 2000











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